UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 11, 2006
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street – Suite 3300
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
Commonwealth Edison Company (ComEd) is disclosing in this current report on Form 8-K ComEd’s unaudited consolidated financial statements and related footnotes contained in ComEd’s quarterly report on Form 10-Q for the three and six months ended June 30, 2006, in order to present financial information for ComEd on a wholly separate basis for the convenience of investors and others. Note 3 “Regulatory Issues” has been updated to reflect further developments since the issuance of ComEd’s Form 10-Q.
* * * * *
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by ComEd include those factors discussed herein, as well as the items discussed in (a) ComEd’s 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) ComEd’s 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Note 17, and (c) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Commonwealth Edison Company unaudited Consolidated Financial Statements for the three and six months ended June 30, 2006 and related Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer

August 11, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Commonwealth Edison Company unaudited Consolidated Financial Statements for the three and six months ended June 30, 2006 and related Notes to Consolidated Financial Statements.

5